                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |    Preliminary Proxy Statement
| |    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
| |    Definitive Additional Materials
| |    Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                             TELENETICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.       Title of each class of securities to which transaction applies:
              __________________________________________________________________

     2.       Aggregate number of securities to which transaction applies:
              __________________________________________________________________

     3.       Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

     4.       Proposed maximum aggregate value of transaction:
              __________________________________________________________________

     5.       Total fee paid:
              __________________________________________________________________

| |  Fees paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.       Amount Previously Paid: __________________________________________
     2.       Form, Schedule or Registration Statement No.:_____________________
     3.       Filing Party:  ___________________________________________________
     4.       Date Filed:    ___________________________________________________

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630

                                  July 20, 2001

To Our Shareholders:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Telenetics Corporation that will be held at 9:30 a.m. on August 8, 2001 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting"). All holders of our outstanding common stock as of the close of business on July 20, 2001 are entitled to vote at the Annual Meeting.

Enclosed is a copy of the Notice of Annual Meeting of Shareholders, proxy statement and proxy card. A current report on the business operations of Telenetics will be presented at the meeting, and shareholders will have an opportunity to ask questions.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                               Sincerely,

                                               /s/ Shala Shashani

                                               Shala Shashani
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2001

                           --------------------------

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Telenetics Corporation, a California corporation, will be held at 9:30 a.m. local time on August 8, 2001 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting") for the following purposes:

         1.       To elect six directors to the board of directors;

         2.       To approve the adoption of a 2001 Stock Option Plan;

         3.       To approve the adoption of a 2001 Employee Stock Purchase
                  Plan;

         4. To ratify the selection of BDO Seidman, LLP as our independent certified public accountants to audit the financial statements of Telenetics for the fiscal year beginning January 1, 2001; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on July 20, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                             By Order of the Board of Directors

                                             /s/ Shala Shashani

                                             Shala Shashani
                                             Chairman of the Board, President
                                             and Chief Executive Officer

Dated:  July 20, 2001

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630

                                 PROXY STATEMENT

                              ---------------------

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2001

                              ---------------------

                  THIS PROXY MATERIAL IS FIRST BEING MAILED TO
                     SHAREHOLDERS ON OR ABOUT JULY 20, 2001

                              ---------------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Telenetics Corporation for use at the 2001 Annual Meeting of Shareholders to be held at 9:30 a.m. local time on August 8, 2001 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting"), and at any adjournments thereof. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of Telenetics, by issuance of a subsequent proxy, or by voting in person at the Annual Meeting.

         At the close of business on July 20, 2001, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, Telenetics had issued and outstanding 26,825,579 shares of common stock. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. Each share of common stock entitles the holder of record to one vote on any matter coming before the Annual Meeting. In voting for directors, however, if any shareholder gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote. The board of directors is soliciting discretionary authority to cumulate votes and distribute those votes among some or all of the nominees if any shareholder invokes cumulative voting. In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected, and votes against the director and votes withheld shall have no legal effect.

         Under California law and our Restated and Amended Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the shareholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

         Telenetics will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by directors, officers and regular employees of Telenetics who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. It is intended that the proxies solicited by the board of directors will be voted "for" election of all of the nominees listed below unless a contrary instruction is made on the proxy. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by the board of directors. Under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named below. As described above, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected. All of the nominees for director are, at present, directors of Telenetics.

         The directors, each of whom is a director nominee, and the executive officers of Telenetics and their ages, positions and business experience are as follows:

            Name                  Age                Position
            ----                  ---                --------
Shala Shashani (2)(3).........     51     Chairman of the Board, President,
                                           Chief Executive Officer and  Director
John D. McLean................     53     Chief Operating Officer
David L. Stone................     43     Chief Financial Officer and Secretary
H. George Levy, M.D (2).......     51     Director
Thomas Povinelli (1)..........     41     Director
Michael A. Armani (3).........     50     Director and Chairman Emeritus
Bradley L. Jacobs (1)(3)......     70     Director
Robert Schroeder (1)..........     34     Director

-------------------------
(1)      Member of Audit Committee.
(2)      Member of Compensation Committee.
(3)      Member of Stock Option and Purchase Plan Committee.

         All directors hold office until the next annual meeting of shareholders, until their respective successors are elected or until their earlier death, resignation or removal. Each officer of Telenetics serves at the discretion of the board of directors. Mr. Armani and Ms. Shashani were formerly husband and wife. There are no other family relationships between or among any other directors or officers of Telenetics.

DIRECTOR NOMINEES

         SHALA SHASHANI has served as a member of the board of directors of Telenetics since September 1996, and served as Secretary of Telenetics from September 1996 until April 1999. Ms. Shashani assumed the position of Chairman of the Board of Telenetics on September 8, 2000 and the positions of President and Chief Executive Officer on March 20, 2001. Ms. Shashani was the founder and has been the owner of SMC, a consulting and human resources firm, since 1986. Ms. Shashani has over 16 years of managerial and consulting experience in the data communications industry. Ms. Shashani holds a B.S. degree in Engineering and an M.S. degree in Economics from Purdue University.

         H. GEORGE LEVY, M.D. has served as a member of the board of directors since November 1998. Dr. Levy has practiced facial plastic and reconstructive surgery in Monroe, Michigan since 1981. Dr. Levy is a member of the board of directors of La-Z-Boy, Inc. (NYSE: LZB). Dr. Levy holds a B.S. degree in Biology from the University of Nebraska and an M.D. degree from the University of Nebraska College of Medicine.

         THOMAS POVINELLI has served as a member of the board of directors since June 1999. Mr. Povinelli has also served as Chief Operating Officer and as a member of the board of directors of Gilman & Ciocia, Inc. (NASDAQ: GTAX), a preparer of federal, state and local income tax returns for individuals who are predominately in middle and upper income brackets, since February 1983. Mr. Povinelli is a registered representative of Prime Capital Services, Inc., which company is an NASD-registered broker-dealer. Mr. Povinelli holds a B.B.A. degree in Accounting from Iona College and holds Series 7, 24 and 63 securities licenses and health and life insurance licenses.

         MICHAEL A. ARMANI served as our President from July 1993 to September 2000 and has served as a member of the board of directors of Telenetics since July 1993 and as Chairman Emeritus since September 2000. He served as Chief Executive Officer and Chairman of the Board from September 1996 to September 2000. He also served as Chief Financial Officer of Telenetics from September 1996 until April 1999. Prior to joining Telenetics as the representative of investors of SMC Group in 1992, Mr. Armani was Vice President of SMC Group. Mr. Armani founded and managed an independent publishing company from 1984 to 1990 and has been engaged in entrepreneurial business and manufacturing concerns for over 20 years.

         BRADLEY L. JACOBS has served as a member of the board of directors since September 8, 2000 and as an advisor to the board of directors since February 1999. Until January 1999, Mr. Jacobs served as the Assessor of Orange County, California, a position he held since 1975. Prior to that time, Mr. Jacobs spent 23 years in various positions in private enterprises including, among others, senior scientist at Lockheed Aircraft Service, product manager at General Dynamics and western regional manager at duPont Glore Forgan. Mr. Jacobs holds a B.S. degree in Physics from Rensselaer Polytechnic Institute and a Master of Business Economics degree from Claremont Graduate University and is a registered agent with the United States Patent and Trademark Office.

         ROBERT SCHROEDER has served as a member of the board of directors of Telenetics since February 2001. Mr. Schroeder has been employed by Taglich Brothers, Inc. as an investment banking associate since 2000 and as an equity analyst from 1993 to 2000. Taglich Brothers, Inc. an NASD-registered broker-dealer that invested in our April 1999 private placement of Series A 7.0% Convertible Redeemable Preferred Stock, has provided investment banking services to us from time to time since that offering and is entitled until January 2, 2004 to include one nominee in the slate of nominees recommended by our board of directors for election by our shareholders. Mr. Schroeder holds a B.S. degree in Accounting from New York University, is NASD-licensed and holds Series 7 and Series 63 securities licenses. He is also a Chartered Financial Analyst.

EXECUTIVE OFFICERS

         JOHN D. MCLEAN has served as Chief Operating Officer of Telenetics since September 8, 2000, and as President of our Wireless Data Network Division since January 2000. Mr. McLean served as Acting Chief Operating Officer from July 17, 2000 to September 8, 2000. Mr. McLean has served as Chief Executive Officer and President of eflex Wireless, Inc., a wholly-owned subsidiary we acquired in January 2000, since July 1999. Prior to joining eflex, Mr. McLean served as a senior executive of GTE Wireless, where he was employed since 1971. Mr. McLean holds a B.S. degree in Electrical Engineering from Lehigh University and an M.S. degree in Electrical Engineering and an M.B.A. in Finance/Marketing from Northwestern University.

         DAVID L. STONE has served as Chief Financial Officer of Telenetics since April 1999 and as our Secretary since July 1999. Prior to joining Telenetics, Mr. Stone held the positions of Vice President of Finance and Chief Financial Officer of SmartDisk Corporation (NASDAQ: SMDK) from 1987 to 1998, and additionally held a variety of executive positions, including Executive Vice President and Chief Financial Officer of Tylan General, Inc., a manufacturer of process control instrumentation, from 1980 to 1997. Mr. Stone holds a B.S. degree in Business Administration/Finance from the University of New Hampshire.

BOARD COMMITTEES AND MEETINGS

         The board of directors has a Compensation Committee, an Audit Committee and a Stock Option and Purchase Plan Committee. The board of directors does not have a nominating committee. The entire board of directors selects nominees for the board of directors.

         The Compensation Committee makes recommendations to the board of directors concerning salaries and incentive compensation for employees and consultants of Telenetics. The Compensation Committee currently consists of Shala Shashani and George Levy. The Compensation Committee held eight meetings during 2000. No executive officer of Telenetics has served as a director or member of the compensation committee of any other entity whose executive officers served as a director of Telenetics.

         The Audit Committee makes recommendations to the board of directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and reviews and evaluates our internal audit and control functions. The Audit Committee is governed by a written charter, a copy of which charter was filed with the Securities and Exchange Commission as an exhibit to our definitive proxy statement for our special meeting held on January 26, 2001. The Audit Committee was formed by the board of directors effective as of February 25, 2000 and held three meetings during 2000. The Audit Committee currently consists of Thomas Povinelli, Bradley
L. Jacobs and Robert Schroeder, each of whom is independent within the meaning of Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

         The Stock Option and Purchase Plan Committee selects the persons entitled to receive options under our stock option plans and establishes the number of shares, exercise price, vesting period and other terms of the options granted under those plans. The Stock Option and Purchase Plan Committee also administers our stock purchase plan. The entire board of directors also may perform this function. Shala Shashani, Michael Armani and Bradley L. Jacobs currently serve on the Stock Option and Purchase Plan Committee. The Stock Option and Purchase Plan Committee held no meetings during 2000, and the board of directors took action with respect to the grants of options made under our stock option plans on four occasions during 2000.

         During 2000, the board of directors held nine meetings and took action by written consent on ten occasions. During 2000, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he or she has been a director and the total number of meetings held by all committees of the board on which he or she served during the periods that he or she served.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         David Stone, our Chief Financial Officer and Secretary, accepted effective as of April 19, 1999 a written employment offer under which he has received options to purchase up to 150,000 shares of common stock and as of December 31, 2000 was receiving an annual salary of $145,000. The offer provides for an opportunity to earn a bonus of $30,000 per year based upon our achievement of financial goals, four months' salary continuation if Mr. Stone is terminated for cause during the first 24 months of his employment, and two weeks paid vacation per year.

         In January 2000, we entered into a three-year employment agreement with John D. McLean in his capacity as President of our Wireless Data Network Division. Mr. McLean was appointed as our Acting Chief Operating Officer in July 2000 and then as our Chief Operating Officer in September 2000, but does not have an employment agreement with us in that capacity. Mr. McLean's employment agreement provides for a base salary of $16,667.67 per month, with a potential performance bonus of up to $75,000 per year. Under the agreement, Mr. McLean received an option to purchase up to 300,000 shares of common stock at $1.75 per share.

         We do not have any employment agreement with any other executive officer. However, in March 2001, our board of directors set the compensation for Shala Shashani, our Chairman of the Board, President and Chief Executive Officer. On March 20, 2001, Ms. Shashani was granted a fully-vested five-year option to purchase up to 150,000 shares of common stock at an exercise price of $0.7188 per share, which was the closing price of a share of our common stock on that date. In addition, effective April 1, 2001, Ms. Shashani became entitled to receive a total annual salary of $160,000, which salary currently is being paid at the rate of $10,000 per month, with an additional accrual of $10,000 per quarter to be paid by us as our funds permit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, or reporting persons, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Commission. Reporting persons are required by Commission regulations to furnish us with copies of all reports that they file.

         Based solely upon a review of copies of such reports furnished to us during 2000 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that, during 2000, all Section 16(a) filing requirements applicable to our reporting persons were complied with, except as listed below.

         David Stone inadvertently failed to a file three Form 4s to report one purchase of 2,000 shares of common stock in April 2000, one purchase of 2,000 shares of common stock in May 2000 and two purchases of a total of 2,500 shares of common stock in June 2000. Mr. Stone filed a Form 4 to report these transactions in July 2001.

         John McLean inadvertently failed to timely file a Form 4 to report the acquisition of 100,000 shares of common stock upon exercise of an option in October 2000. Mr. McLean filed a Form 4 to report this transaction in January 2001.

         Michael Armani failed to file a Form 5 to report one gift he made of 70,000 shares in March 2000, nine gifts he made of a total of 341,000 shares in September 2000, one gift he made of 10,000 shares of common stock in October 2000, one gift he made of 41,958 shares of common stock in November 2000 and his acquisition of a non-qualified option to purchase 20,000 shares of common stock that we granted to him in September 2000. Mr. Armani filed a Form 4 to report these transactions in April 2001.

         George Levy inadvertently failed to file a Form 4 for February 2000 to report the acquisition of 25,000 shares of common stock upon exercise of a warrant that we called in February 2000. Mr. Levy also inadvertently failed to file a Form 4 for September 2000 to report a gift to him of 45,000 shares of common stock. Mr. Levy is in the process of filing a Form 4 to report these transactions.

EXECUTIVE COMPENSATION

         The Summary Compensation Table below provides information concerning the annual and long-term compensation for services in all capacities to Telenetics of our former Chief Executive Officers, our Chief Operating Officer and our Chief Financial Officer, or the named executives, during the fiscal year ended March 31, 1998, the nine months ended December 31, 1998, the year ended December 31, 1999 and the year ended December 31, 2000. There were no other executive officers whose annual salary and bonus compensation exceeded $100,000 during the year ended December 31, 2000. Shala Shashani, our current Chief Executive Officer, was not our Chief Executive Officer during the periods covered by the table.

                                     SUMMARY COMPENSATION TABLE
                                                                                 Long-Term Compensation
                                                                                 ----------------------
                                                   Annual Compensation           Awards           Payouts
                                                   -------------------           ------           -------
                                                                                Securities
                                                                                Underlying         All Other
   Name and Principal Position          Year        Salary ($)     Bonus ($)    Options (#)       Compensation
   ---------------------------          ----        ----------     ---------    -----------       ------------
Terry Parker                            2000               --          --         1,350,000 (2)    $25,000 (3)
   Former President and Former          1999               --          --                --             --
   Chief Executive Officer (1)          1998 (4)           --          --                --             --
                                        1998               --          --                --             --

Michael A. Armani                       2000          162,385          --            20,000 (5)         --
   Former President and Former          1999          163,500          --           600,000 (6)         --
   Chief Executive Officer (1)          1998 (4)      112,500       3,125                --             --
                                        1998          117,500         400                --             --

John D. McLean                          2000          150,000      56,250           300,000 (7)         --
   Chief Operating Officer              1999               --          --                --             --
                                        1998 (4)           --          --                --             --
                                        1998               --          --                --             --

David L. Stone                          2000          125,520      25,000                --             --
   Chief Financial Officer and          1999           85,400          --           175,000             --
   Secretary                            1998 (4)           --          --                --             --
                                        1998               --          --                --             --

---------------
(1) Effective September 8, 2000, Terry Parker replaced Mr. Armani as our President and Chief Executive Officer. Effective March 20, 2001, Shala Shashani replaced Mr. Parker as our President and Chief Executive Officer.
(2) An option to purchase up to 600,000 shares of common stock was granted January 7, 2000 to Saunders & Parker, Inc., a corporation of which Mr. Parker is a co-director, co-president and 50% shareholder. An option to purchase 750,000 shares of common stock was granted to Mr. Parker on February 16, 2001 and was scheduled to vest and become exercisable in one-third increments on February 16, 2001, May 8, 2001 and September 8, 2001. Upon Mr. Parker's resignation on March 20, 2001, the board of directors accelerated the vesting of the second increment, and the third increment lapsed.
(3) Represents amounts payable to Saunders & Parker, Inc. under a consulting agreement.
(4)  For the nine months ended December 31, 1998.
(5) Option was granted September 8, 2000 in connection with Mr. Armani's new position as a non-employee director.

(6) Option was to become exercisable, if at all, in one-third increments upon the achievement by Telenetics of net revenue goals for the years ended December 31, 1999, 2000 and 2001. Following December 31, 1999, the first increment of 200,000 shares lapsed and was no longer exercisable by Mr. Armani. Upon Mr. Armani's resignation as our President and Chief Executive Officer, the second and third increments of the option lapsed.
(7) Option was granted on January 7, 2000 upon his appointment as President of our Wireless Data Network Division.

OPTION GRANTS IN 2000

         The following table sets forth information concerning individual grants of stock options made during 2000 to the named executives. We never have granted any stock appreciation rights.

                                OPTION GRANTS IN LAST FISCAL YEAR
                                              Percent of Total
                         Number of                Options
                         Securities              Granted to
                         Underlying             Employees in         Exercise or
                      Options Granted         Fiscal Year (1)         Base Price       Expiration Date
                      ---------------         ---------------         ----------       ---------------
Terry Parker                600,000 (2)            73.9%                  $1.75            1/6/2005
Michael A. Armani            20,000 (3)             2.5%                  $2.594           9/8/2010
John D. McLean              300,000 (4)            36.9%                  $1.75            1/6/2005
David L. Stone                   --                  --                      --                 --

---------------
(1) Based on options to purchase 812,000 shares of common stock granted to employees during the fiscal year ended December 31, 2000, excluding options granted to non-employee directors.
(2) Option was granted on January 7, 2000 to Saunders & Parker, Inc., a company of which Mr. Parker is a Co-President, director and 50% shareholder.
(3) Option was granted on September 8, 2000 in connection with Mr. Armani's new position as a non-employee director.
(4) Option was granted on January 7, 2000 upon his appointment as President of our Wireless Data Network Division.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the number of shares acquired and value realized upon exercise of options during 2000 and the number of exercisable and unexercisable in-the-money stock options and their values at December 31, 2000 for the named executives. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                                       Number of Securities
                        Shares                               Underlying               Value of Unexercised
                      Acquired on       Value          Unexercised Options at       In-the-Money Options at
     Name              Exercise      Realized(1)         December 31, 2000           December 31, 2000 (1)
     ----              --------      -----------         -----------------           ---------------------
                                                    Exercisable    Unexercisable   Exercisable  Unexercisable
                                                    -----------    -------------   -----------  -------------
Terry Parker              --             --          600,000(2)         --             --            --
Michael A. Armani         --             --           20,000            --             --            --
John D. McLean          100,000          -- (1)         --            200,000          --            --
David L. Stone           55,000       $236,936        30,000           90,000          --            --

---------------
(1) The closing price of the common stock underlying the options at the date of exercise on October 11, 2000 or at December 31, 2000, as applicable, did not exceed the exercise price of the options.
(2) Option was granted on January 7, 2000 to Saunders & Parker, Inc., a company of which Mr. Parker is a Co-President, director and 50% shareholder.

COMPENSATION OF DIRECTORS

         Effective as of June 4, 1999, our non-employee directors became entitled to receive, and were each granted, options to purchase up to 30,000 shares of common stock at an exercise price of $1.3125 per share under our 1998 Plan. In addition, non-employee directors became entitled to receive $5,000 per year as compensation for serving as a director of Telenetics.

         Effective April 2000, we agreed to pay Bradley L. Jacobs $1,500 per month for expenses in connection with intellectual property consulting services he provides to Telenetics. Effective April 2001, we agree to pay Mr. Jacobs an additional $1,500 per month as compensation for those services.

         Effective as of September 8, 2000, the board of directors granted fully-vested non-qualified options to purchase up to 20,000 shares of common stock at an exercise price of $2.594, which was the closing sale price of a share of our common stock on the date of grant, to each of Messrs. Armani and Jacobs in connection with their new positions as non-employee directors. Mr. Armani's remaining performance-based options to purchase up to 400,000 shares of common stock lapsed because they were not vested as of September 8, 2000. The board also unanimously adopted a revised non-employee director compensation program that provides that each of our non-employee directors continues to be entitled to receive $5,000 per year as compensation for serving as a director and to be reimbursed for certain expenses in connection with attendance at board and committee meetings. Also, each non-employee director will receive an annual grant beginning on August 31, 2001 of a fully-vested non-qualified stock option to purchase up to 20,000 shares of our common stock at an exercise price per share equal to the closing sale price of a share of our common stock on that date. Employee directors are not entitled to any additional compensation for attendance at meetings of the board or any committee.

         On January 2, 2001, we entered into a Debenture Placement Agreement with Taglich Brothers, Inc. Under the agreement, we became obligated to appoint a nominee of Taglich Brothers, Inc. to our board of directors. On February 16, 2001, we appointed Robert Schroeder to fill a vacancy on our board of directors. The agreement provides that until January 2, 2004, we are obligated to include one nominee selected by Taglich Brothers, Inc. in the slate of nominees recommended by our board of directors for election by our shareholders. If elected to the board of directors, that nominee and Taglich Brothers, Inc., collectively, shall receive fees for serving on the board of $25,000 per year, plus reasonable expenses, and shall receive five-year options to purchase 20,000 shares of common stock at an exercise price equal to the higher of ten percent above the closing price of our common stock on the date the nominee is elected to the board and $1.31 per share.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Our Restated and Amended Articles of Incorporation provide that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under California law. This is intended to eliminate the personal liability of a director for monetary damages in an action brought by or in the right of Telenetics for breach of a director's duties to us or our shareholders except for liability:

       o for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

       o for acts or omissions that a director believes to be contrary to the best interests of us or our shareholders or that involve the absence of good faith on the part of the director;

       o for any transaction for which a director derived an improper personal benefit;

       o for acts or omissions that show a reckless disregard for the director's duty to us or our shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to us or our shareholders;

       o for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to us or our shareholders; and

       o for engaging in transactions described in the California Corporations Code or California case law which result in liability, or approving the same kinds of transactions.

         Our Restated and Amended Articles of Incorporation also provide that we are authorized to provide indemnification to our agents, as defined in Section 317 of the California Corporations Code, through our Restated and Amended Bylaws or through agreements with such agents or both, for breach of duty to us and our shareholders, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

         Our Restated and Amended Bylaws provide for indemnification of our officers, directors, employees, and other agents to the extent and under the circumstances permitted by California law. In all cases where indemnification is permitted by the Restated and Amended Bylaws, a determination to indemnify such person must be made when ordered by a court and must be made in a specific case upon a determination that indemnification is required or proper in the circumstances. Such determination must be made:

       o by our board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding that is the subject of the request for indemnification;

       o if such a quorum is not obtainable, or, even if obtainable, a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

       o      by a majority of the shareholders.

         To the extent indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Telenetics under the above provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Until July 31, 1999, we leased office space from SMC Group, or SMC, a consulting and human resource company owned by Shala Shashani, who is a director of Telenetics and our Chairman of the Board, President and Chief Executive Officer, for our corporate headquarters located at 26772 Vista Terrace Drive, Lake Forest, California. This lease terminated on July 31, 1999.

         On April 12, 1999, we entered into an agreement with an unrelated party to lease a new corporate and manufacturing facility located at 25111 Arctic Ocean, Lake Forest, California. In connection with the lease, Mr. Armani executed a performance guarantee of our obligations under the lease. If we were to default under the lease, Mr. Armani could be held liable for payment of our $175,000 tenant improvement allowance, all tenant improvement amounts in excess of $450,000, two years of base rent under the lease plus the landlord's brokerage commission expenses and costs of enforcing the guarantee.

         On April 9, 1999, we sold 400,000 shares of Series A 7.0% Convertible Redeemable Preferred Stock at $1.75 per share and five-year warrants to purchase up to 400,000 shares of common stock at an exercise price of $1.875 per share to Dolphin Offshore Partners, L.P., or Dolphin, in a private offering involving several investors. As a result of the offering, Dolphin became a beneficial owner of over five percent of our outstanding common stock. The Series A 7.0% Convertible Redeemable Preferred Stock had a liquidation preference of $1.75 per share. Each share initially was convertible into one share of common stock and holders were entitled to receive cumulative dividends at the rate of $0.1225 per share per year, payable quarterly. Based upon the public trading price of our common stock, all shares of Series A 7.0% Convertible Redeemable Preferred Stock automatically converted into shares of common stock in January 2000.

         Between May 1999 and August 1999, we conducted an exchange offer involving the holders of our Subordinated Unsecured Promissory Notes due 2000 and related warrants. In this transaction, Dr. Levy exchanged notes totaling $175,000 for a total of 60,000 shares of our Series A 7.0% Convertible Redeemable Preferred Stock and exercised warrants to purchase a total of 70,000 shares of common stock. Under the terms of the exchange offer, we issued to Dr. Levy a warrant to purchase 52,500 shares of common stock at an initial exercise price of $1.875 per share. Based upon the public trading price of our common stock, Dr. Levy's shares of Series A 7.0% Convertible Redeemable Preferred Stock automatically converted into 60,000 shares of common stock in January 2000.

         In October 1999, SMC advanced $100,000 to us. This amount is payable upon demand and bears interest at a rate of 10% per year. Loans from and obligations to SMC Group are secured by the receivables, inventories and other assets of Telenetics under the terms of a security agreement.

         During November 1999 through January 2000, we issued a total of $1,250,000 of 10% Subordinated Unsecured Promissory Notes due 2001, including two notes totaling $100,000 which were issued to our Chief Financial Officer and Secretary, David L. Stone. In this transaction, we issued to Mr. Stone two warrants to purchase a total of 100,000 shares of common stock at an exercise price of $1.75. We also issued notes totaling $75,000 to Philip Stone, the father of David Stone, and issued to Philip Stone a warrant to purchase 75,000 shares of common stock at an exercise price of $1.75. In addition, we issued a note for $25,000 and a warrant to purchase 25,000 shares at an exercise price of $1.75 per share to George Levy, a director of Telenetics. In February 2000, conditions enabling us to call the warrants issued in this offering were met. Consequently, Messrs. Stone and Levy exercised their warrants in February 2000.

         In January 2000, in connection with our acquisition of all of the issued and outstanding shares of eflex, we issued a total of 750,000 shares of common stock, including 168,750 shares of common stock to Terry S. Parker, who subsequently served and resigned as a director of Telenetics and as our President and Chief Executive Officer, 168,750 shares of common stock to William Saunders, who subsequently became an advisor to our board of directors, and 75,000 shares of common stock to John D. McLean, who subsequently became our Chief Operating Officer. The acquisition agreement includes an earnout provision for the issuance of up to an additional 6,000,558 shares of common stock, contingent on the successful implementation of the technology acquired and installation of related units prior to December 31, 2004. Messrs. Saunders and Parker each received a 22.5% interest in the shares that may become issuable under the earnout, and Mr. McLean received a 10% interest in such shares. We also issued options to purchase up to a total of 1,150,000 shares of common stock in connection with consulting and employment agreements entered into at the closing, including a five-year consulting agreement with Saunders & Parker, Inc., a company of which Messrs. Parker and Saunders each are Co-Presidents, directors and 50% shareholders, and a three-year employment agreement with John McLean. Under the Saunders & Parker consulting agreement, among other things Saunders & Parker are entitled to receive a consulting fee of $4,167 per month if some conditions are met. In addition, under the terms of the Saunders & Parker consulting agreement, we issued an immediately exercisable option to purchase up to 600,000 shares of common stock at $1.75 per share. Under the John McLean employment agreement, Mr. McLean received an option to purchase up to 300,000 shares of common stock at $1.75 per share, vesting one-third at the closing and the balance in two equal annual installments. Mr. McLean exercised the option as to 100,000 shares in October 2000. In connection with the eflex transaction, Mr. Armani pledged to Saunders & Parker a total of 500,000 shares of common stock owned by Mr. Armani as security for repayment of a promissory note executed by Telenetics in favor of Saunders & Parker in the original principal amount of $136,445. The entire principal balance and all accrued interest due under the note was has been paid in full. Also in connection with the eflex transaction, we issued to Mr. McLean a promissory note in the principal amount of $107,500 with an interest rate of 10% per year. In June 2000, Mr. McLean exchanged the outstanding principal and interest due under the note for 34,527 shares of common stock.

         In February 1999, Bradley L. Jacobs, who was then an advisor to our board of directors and who became a member of our board of directors in September 2000, received an option to purchase up to 100,000 shares of common stock at an exercise price of $2.18 per share, which option vests in five equal annual installments beginning February 11, 2000. Mr. Jacobs exercised the option as to 20,000 shares in May 2000.

         In January 2000, Mr. Jacobs and Dolphin participated in our private placement of 10% Subordinated Unsecured Promissory Notes due 2001. Mr. Jacobs purchased a $50,000 note that was accompanied by warrants to purchase up to 50,000 shares of common stock, and Dolphin purchased a $250,000 note that was accompanied by warrants to purchase up to 250,000 shares of common stock. The exercise price of the warrants was $1.75 per share. In February 2000, conditions enabling us to call the warrants issued in connection with this offering were met, and all of the warrants, including those held by Mr. Jacobs and Dolphin, were exercised.

         In June 2000, Mr. Jacobs received an option to purchase up to 75,000 shares of common stock at an exercise price of $3.8125 per share, which option vests in three equal annual installments beginning June 13, 2000.

         In June 2000, SMC loaned to us $65,000 at an interest rate of 10% per year. In October 2000, SMC loaned to us $75,000 at an interest rate of 8% per year. Principal and accrued interest on these loans is due June 30, 2002.

         In August 2000, Ms. Shashani exercised a common stock purchase warrant to purchase up to 20,000 shares of common stock at $.05 per share. The warrant had been issued to Ms. Shashani as of November 1998 in connection with her services to Telenetics as a non-employee director.

         In September 2000, Mr. Jacobs and Mr. Armani each received a fully-vested option to purchase up to 20,000 shares of common stock at an exercise price of $2.594 per share in connection with their new positions as non-employee directors of Telenetics.

         In September 2000, John McLean loaned to us $25,000, which amount does not bear interest and is due June 30, 2002.

         In October 2000, Terry Parker loaned to us $150,000, at an interest rate of 8% per year, with principal and all accrued interest due June 30, 2002.

         From time to time, Michael A. Armani, who is our former President and Chief Executive Officer, caused our company to make non-interest bearing loans to himself for his own personal benefit. At December 31, 2000, the total amount due to us under these loans was $222,946. The net amounts of advances for 1999 and 2000 were $52,260 and $61,426, respectively.

         In January 2001, we issued a 7% Convertible Subordinated Debenture due January 2, 2003 in the principal amount of $2,115,000 to Dolphin in a private offering. In addition, we issued a note in the principal amount of $325,000 to Dolphin in a private offering. The note's original interest rate was 12% per year. Principal and all accrued interest under the note originally were due April 22, 2001 or upon any earlier demand by Dolphin. Effective June 29, 2001, we entered into a note modification agreement with Dolphin. Under the agreement, Dolphin waived any default by us under the 7% Convertible Subordinated Debenture that had occurred or may occur through September 30, 2001. In addition, interest rates and payment dates on the debenture and the two outstanding notes due to Dolphin were revised. Effective July 1, 2001, the interest rate of the 7% Convertible Subordinated Debenture increased to 10% per annum, and the payment dates changed from semi-annual payments of interest in arrears on January 2 and July 2 of each year to quarterly payments in arrears on March 2, June 2, September 2 and December 2 of each year. The maturity date of the $325,000 note was extended from April 22, 2001 to July 2, 2002. Also, the interest rate of the $325,000 note will increase from 12% to 15% per annum for the period from October 1, 2001 to December 31, 2001, and will increase from 15% to 18% per annum commencing on January 1, 2002. Effective July 1, 2001, the interest rate of the $250,000 note increased from 10% to 15% per annum, and we may be eligible for a waiver of interest that is scheduled to accrue on that note from January 1, 2002 to April 10, 2002 if we prepay the outstanding principal balance of the note on or before April 1, 2002 after providing advance notice to Dolphin of our intent to prepay the balance.

         In June 2001, we entered into an agreement with Ms. Shashani regarding the extension of a $250,000 note dated December 30, 1997 that we owed to her. Under the agreement, the maturity date of the note was extended to January 2, 2003, and the interest rate was increased by 2% per annum to 10% per annum. Also, the note became fully transferable and also became convertible into common stock at the rate of $0.70 per share until the earlier of March 31, 2002 or, if our common stock trades at or above $1.40 for ten consecutive trading days, until the date, if any, that we elect to terminate the right to convert the note. In addition, Ms. Shashani received a three-year warrant to purchase 50,000 shares of common stock at an exercise price of $1.00 per share. The shares of common stock underlying the note and the warrant bear piggyback registration rights.

LEGAL PROCEEDINGS INVOLVING RELATED PARTIES

         On July 27, 2000, James R. Mills initiated an action in the United States District Court for the Northern District of Georgia (Atlanta) (Case No. 1:00-CV-1905-JEC) against Edward Didion, William Saunders, Terry Parker, eflex, Residential Utility Meter Services Inc., or RUMS, and Telenetics. eflex has been a subsidiary of Telenetics since January 2000. Messrs. Didion, Saunders and Parker are the former stockholders of eflex. Mr. Didion is a consultant of Telenetics, Mr. Saunders is a former advisor to our board of directors, and Mr. Parker is a former director and former President and Chief Executive Officer of Telenetics. Following a change in venue and a dismissal of some of Mr. Mills' claims, Mr. Mills filed a second amended complaint in the United States District Court for the Middle District of Florida (Tampa) (Case No. 8:00-CV-2283-T-27B) on March 7, 2001. The complaint relates to ownership rights and other actions taken regarding technology we acquired in our acquisition of eflex. The complaint includes allegations against RUMS for breach of contract and breach of fiduciary duty, allegations against Messrs. Saunders and Parker for tortious interference with property rights and contract, and allegations against Telenetics and eflex for breach of contract and successor liability. Based upon an agreement among Mr. Mills, RUMS and entities related to RUMS on the one hand and Messrs. Saunders and Parker and eflex on the other hand, Messrs. Saunders and Parker and eflex have some rights to indemnification by other parties to that agreement in connection with some of the allegations. Based upon the stock purchase agreement among Telenetics, eflex and Messrs. Saunders, Parker and Didion and John D. McLean, our Chief Operating Officer, Telenetics has some rights to indemnification by Messrs. Saunders, Parker, Didion and McLean. We have reached an agreement in principal regarding a proposed settlement of this action that would require payments to be made by Messrs. Saunders, Parker and Didion but would not require payments to be made by us. However, as of July 20, 2001, definitive documentation and approval of the settlement had not been completed.

BENEFICIAL OWNERSHIP OF PRINCIPAL SECURITY HOLDERS AND MANAGEMENT

         As of July 20, 2001, a total of 26,825,579 shares of our common stock were outstanding. The following table sets forth information as of July 20, 2001 with respect to each person or group known to us to be the beneficial owner of more than five percent of our outstanding common stock, each director of Telenetics, the named executive officers listed in the Summary Compensation Table included above, and all directors and executive officers of Telenetics as a group. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power over all shares of common stock shown as beneficially owned by them. Shares of common stock subject to options, warrants or convertible debentures that currently are exercisable or convertible, or are exercisable or convertible within 60 days after the date of the table, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

             Name or Identity                    Amount and Nature of            Percent of
            of Beneficial Owner                  Beneficial Ownership           Common Stock
            -------------------                  --------------------           ------------
Peter E. Salas as General Partner of
   Dolphin Offshore Partners, L.P..............        7,573,888 (1)                  25.20%
Shala Shashani.................................        2,149,619 (2)                   7.84%
Michael A. Armani..............................        1,882,477 (3)                   7.01%
H. George Levy, M.D............................          493,802 (4)                   1.84%
John D. McLean.................................          309,527 (5)                   1.15%
Bradley L. Jacobs..............................          228,775 (6)                     *
David L. Stone.................................          221,500 (7)                     *
Thomas Povinelli...............................          187,664 (8)                     *
Robert Schroeder...............................           99,984 (9)                     *
All directors and executive officers as a
   group (8 persons) (10)......................        5,573,348 (10)                 19.93%

---------------
*     Less than 1.00%
(1) Includes 3,225,039 shares of common stock underlying convertible debentures. The address for Mr. Salas is 129 East 17th Street, New York, New York 10003.
(2) Includes 180,000 shares of common stock underlying options, 50,000 shares of common stock underlying a warrant and 357,142 shares of common stock underlying a convertible note. Ms. Shashani is a director of Telenetics and is also our Chairman of the Board, President and Chief Executive Officer. The address for Ms. Shashani is 25111 Arctic Ocean, Lake Forest, California 90630.
(3) Includes 100,000 shares of common stock held by Mr. Armani's son. Also includes 20,000 shares of common stock underlying an option. Mr. Armani is a director of Telenetics and is also our Chairman Emeritus. The address for Mr. Armani is 25111 Arctic Ocean, Lake Forest, California 90630.
(4) Includes 66,500 shares of common stock held in trust and 10,000 shares of common stock held by Dr. Levy's spouse. Also includes 30,000 shares of common stock underlying an option and 52,500 shares of common stock underlying warrants. Dr. Levy is a director of Telenetics.
(5) Includes a total of 100,000 shares of common stock underlying options. Mr. McLean is our Chief Operating Officer.
(6) Includes a total of 110,000 shares of common stock underlying options. Mr. Jacobs is a director of Telenetics.
(7) Includes 60,000 shares of common stock underlying an option. Mr. Stone is our Chief Financial Officer and Secretary.
(8) Includes 30,000 shares of common stock underlying an option granted to Mr. Povinelli, 50,000 shares of common stock underlying an option granted to Gilman & Ciocia, Inc. (Nasdaq:GTAX), a corporation that is an NASD member and of which Mr. Povinelli is the President, Chief Operating Officer, a director and a major shareholder, and 80,000 shares of common stock held by Gilman & Ciocia, Inc. Mr. Povinelli is a director of Telenetics and disclaims beneficial ownership of the option and shares of common stock held by Gilman & Ciocia, Inc.
(9) Represents shares of common stock underlying a warrant. Mr. Schroeder is a director of Telenetics.
(10) Includes 580,000 shares of common stock underlying options, 202,484 shares of common stock underlying warrants and 357,142 shares of common stock underlying a convertible note.

AUDIT COMMITTEE REPORT

         The audit committee of the board of directors of Telenetics Corporation discussed with the independent auditors of Telenetics Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in Telenetics Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, the audit committee discussed with management and reviewed Telenetics Corporation's consolidated audited financial statements. In addition, the audit committee obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and Telenetics Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard
No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-KSB.

                                     Respectfully submitted,

                                     Audit Committee of Telenetics Corporation
                                          Thomas Povinelli
                                          Bradley L. Jacobs
                                          Robert Schroeder

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us during the fiscal year ended December 31, 2000 by our independent auditors, BDO Seidman, LLP:

         Audit Fees                                          $214,000 (a)

         Financial Information Systems Design and
         Implementation Fees                                     --

         All Other Fees                                      $46,600 (b)(c)

--------------------------
(a) Includes fees for the audit of our annual financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly reports on Form 10-QSB for the year ended December 31, 2000.
(b) Includes fees for consents relating to registration statements of $26,975 and fees for tax returns and consulting of $19,625.
(c) The audit committee has considered whether the provision of these services is compatible with maintaining the auditor's independence.

                       ADOPTION OF 2001 STOCK OPTION PLAN
                                  (PROPOSAL 2)

GENERAL

         Effective as of July 17, 2001, the board of directors approved our 2001 Stock Option Plan, or the 2001 Plan, by action taken without a meeting of the directors by written consent. The 2001 Plan is designed to enable us to offer an incentive-based compensation system to employees, officers and directors of Telenetics and to consultants and employees of companies who do business with Telenetics. The 2001 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. As of July 20, 2001, no options to purchase shares of common stock were outstanding under the 2001 Plan, and 3,000,000 shares were available for issuance under the 2001 Plan. As soon as practicable following shareholder approval of this proposal, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of our securities under the 2001 Plan.

         We also have a 2000 Stock Option Plan, or the 2000 Plan, and a 1998 Stock Option Plan, or the 1998 Plan. The terms of the 2000 Plan and the 1998 Plan are substantially similar to the terms of the 2001 Plan. Options to purchase 1,000,000 shares of common stock were issued under the 1998 Plan and, as of July 20, 2001, no shares were available for issuance under the 1998 Plan. Options to purchase 427,000 shares of common stock were issued under the 2000 Plan and, as of July 20, 2001, no shares were available for issuance under the 2000 Plan. A copy of the 2001 Plan is attached as EXHIBIT A to this proxy statement and is described below.

SHARES SUBJECT TO THE 2001 PLAN

         A total of 3,000,000 shares of common stock are authorized for issuance under the 2001 Plan. On July 17, 2001, the closing sale price of a share of our common stock on the Nasdaq SmallCap Market was $0.55. Any shares of common stock that are subject to an award but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2001 Plan.

ADMINISTRATION

         The 2001 Plan is administered by a committee of not less than two nor more than five persons appointed by the board of directors, each of whom must be a director of Telenetics. The board of directors also may act as the committee at any time or from time to time. It is the intent of the 2001 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934, or the Exchange Act.

         The committee is empowered to select those eligible persons to whom options shall be granted under the 2001 Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2001 Plan. The committee has sole discretion to interpret and administer the 2001 Plan, and its decisions regarding the 2001 Plan are final.

         The 2001 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the board of directors. The board of directors may not materially impair any outstanding options without the express consent of the optionee or materially increase the number of shares subject to the 2001 Plan, materially increase the benefits to optionees under the 2001 Plan, materially modify the requirements as to eligibility to participate in the 2001 Plan or alter the method of determining the option exercise price without shareholder approval. No option may be granted under the 2001 Plan after July 17, 2011.

OPTION TERMS

         ISOs granted under the 2001 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of Telenetics on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2001 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the committee except that no option may be exercised more than ten years after the date of grant and no option shall vest at less than 20% per year over a consecutive five-year period. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of Telenetics common stock or a combination of cash and shares of Telenetics common stock.

FEDERAL INCOME TAX CONSEQUENCES

         NQOS
         ----

         Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. Telenetics will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

         ISOS
         ----

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. Telenetics will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the 2001 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of Telenetics. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of Telenetics, or other attempted changes in the control of Telenetics. In the opinion of the board of directors, such an acceleration provision merely ensures that optionees under the 2001 Plan will be able to exercise their options as intended by the board of directors and shareholders of Telenetics prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The board of directors is, however, presently unaware of any threat of hostile takeover involving Telenetics.

REQUIRED VOTE OF SHAREHOLDERS AND BOARD RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder approval of the 2001 Plan, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. As noted above, the board of directors has approved the 2001 Plan. Shareholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the 2001 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2001 PLAN.

                  ADOPTION OF 2001 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

GENERAL

         Effective as of July 17, 2001, the board of directors adopted our 2001 Employee Stock Purchase Plan, or the Purchase Plan, by action taken without a meeting of the directors by written consent. The Purchase Plan was adopted to provide eligible employees of Telenetics and its affiliates with an incentive to advance the best interests of Telenetics by providing a method whereby they may voluntarily purchase common stock of Telenetics upon terms described in the Purchase Plan. A total of 500,000 shares of common stock are authorized for issuance under the Purchase Plan, and as of July 20, 2001, no shares had been issued under the Purchase Plan. As soon as practicable following shareholder approval of this proposal, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of our securities under the Purchase Plan.

         Our board of directors and shareholders previously approved a 1999 Employee Stock Purchase Plan covering 600,000 shares of common stock, but no shares were issued under that plan and the board of directors terminated that plan as of December 28, 2000. A copy of the Purchase Plan is attached as EXHIBIT B to this proxy statement and is described below.

         The Purchase Plan is to be operated on the basis of six consecutive month offering periods commencing January 1 and July 1 of each year during the term of the Purchase Plan, except that the initial offering period is to be from September 1, 2001 to December 31, 2001. The 2001 Purchase Plan terminates on July 1, 2011.

SHARES SUBJECT TO THE PURCHASE PLAN

         Under the Purchase Plan, participants receive stock purchase rights to purchase shares of our common stock on the first day of each offering period. Stock purchase rights to purchase up to 500,000 shares of common stock may be granted under the Purchase Plan. On July 17, 2001, the closing sale price of a share of our common stock on the Nasdaq SmallCap Market was $0.55. Because, among other things, applicable provisions of California law require that any shares of common stock purchased by eligible employees under the Purchase Plan before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within one year after the board of directors adopted the Purchase Plan, no shares of common stock have been issued under the Purchase Plan to date.

ADMINISTRATION

         The Purchase Plan is administered by a committee of the board of directors. The committee is selected by the board of directors, and presently consists of Shala Shashani, Michael Armani and Bradley L. Jacobs. The Purchase Plan may be amended, modified or terminated by the board of directors at any time without notice, and shareholder approval for any amendment or modification is not required except to the extent required by law or deemed necessary or advisable by the board of directors. However, written consent of an affected participant is required for an amendment, modification or termination that materially and adversely affects any rights or benefits of such participant or the obligations of Telenetics under any stock purchase right granted under the Purchase Plan prior to the effective date of the change.

ELIGIBLE PARTICIPANTS

         All plan participants must be eligible employees. Eligible employees are all employees of Telenetics (or of any subsidiary of Telenetics that has been designated in writing by the committee) other than (i) employees customarily employed less than twenty hours weekly, (ii) employees whose customary employment is for not more than five months in any calendar year, and
(iii) employees who, immediately after a stock purchase right is granted, would be deemed for purposes of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended, or the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of shares of Telenetics. As of July 20, 2001, Telenetics had approximately 70 employees, officers and directors eligible to participate in the Purchase Plan.

         An eligible employee may become a participant in the Purchase Plan by completing and filing a subscription agreement with us prior to the first day of the offering period to which it relates. The subscription agreement must set forth the amount or whole percentage of the eligible employee's compensation (which shall not be less than 1% and not more than 10% of such eligible employee's compensation) to be credited to the participant's account as contributions each pay period during the offering period. The committee may permit eligible employees to make separate contribution elections with respect to the bonus portion of their compensation.

         Telenetics or its designee shall maintain an account in the name of each participant. The percentage of compensation elected to be applied as contributions by a participant shall be deducted from the participant's compensation on each payday during the offering period. A participant may not make any additional payments to his or her account, and his or her account shall be reduced by any amounts used to pay the price of shares acquired, or by any other amounts distributed under the terms of the Purchase Plan.

         A participant may terminate his or her contributions during an offering period by completing and filing with us a written withdrawal form. A participant's termination from plan participation precludes the participant from again participating in the Purchase Plan during that offering period and during the next offering period if the termination occurred less than 30 days prior to the end of the offering period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding offering period, provided that the applicable eligibility and participation requirements are again then met.

         A participant may discontinue or otherwise change the level of his or her contributions (within plan limits) during an offering period by completing and filing with us a written change in contributions election form that shall be signed by the participant. A participant shall make no more than two such elections in any one offering period.

         Upon a participant's termination from employment with Telenetics or its affiliate for any reason or if a participant is no longer an eligible employee or if the participant elects to terminate contributions as described above, at any time prior to the last day of an offering period in which he or she participates, such participant's account shall be paid to him or her or in cash, or, in the event of such participant's death, paid to the person or persons entitled to payment under the Purchase Plan, and such participant's stock purchase right for that offering period automatically shall terminate.

STOCK PURCHASE RIGHT TERMS, EXERCISE AND PAYMENT

         On the first day of each offering period, or a Grant Date, each eligible employee who is a participant during that offering period shall be granted a stock purchase right to purchase a number of shares of common stock. The stock purchase right shall be exercised on the last day of the offering period, or the Exercise Date. The number of shares subject to the stock purchase right shall be determined by dividing the participant's account balance as of the Exercise Date by the price per share. The price per share of the shares subject to a stock purchase right shall be the lesser of: (i) 85% of the fair market value of a share of common stock on the applicable Grant Date; or (ii) 85% of the fair market value of a share of common stock on the applicable Exercise Date. No fractional shares may be purchased under the Purchase Plan.

         Notwithstanding anything else contained in the Purchase Plan, a person who is otherwise an eligible employee shall not be granted any stock purchase right under the Purchase Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of Telenetics or any affiliate, or (ii) such stock purchase right causes such individual to have rights to purchase stock under the Purchase Plan and any other plan of Telenetics qualified under Section 423 of the Code that accrue at a rate that exceeds $25,000 of the fair market value of the stock of Telenetics or of an affiliate (determined at the time the stock purchase right is granted) for each calendar year in which such right is outstanding. For this purpose, a right to purchase shares accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an eligible employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code relating to attribution of stock ownership shall apply.

         As soon as administratively practicable after the Exercise Date, we shall deliver to each participant or to a record keeping service a certificate representing the shares purchased upon exercise of the participant's stock purchaser right. If we are required but unable to obtain from any commission or agency authority to issue any such certificate, we shall be relieved from liability to any participant other than the return to the participant of the amount of the balance in his or her account.

FEDERAL INCOME TAX CONSEQUENCES

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The following is a general outline of tax features, but we encourage each participant to seek specific advice from the participant's tax counsel.

         The amounts deducted under the Purchase Plan will be reportable by a participant as a part of his or her income for the year in which such amounts would otherwise have been paid to him or her. The participant will not have any additional taxable income at the time shares are purchased under the Purchase Plan, even though the purchase will be made for less than fair market value. A participant may have taxable income in the year in which a sale or other disposition is made, depending upon the circumstances.

         When a participant sells shares purchased under the Purchase Plan more than one year after the purchase date and more than two years after the first day of the offering period during which the shares were purchased or in the event of a participant's death (whenever occurring), then:

         o the excess of the fair market value on the date of sale over the amount paid for the shares, or the excess of the fair market value on the first day of the offering period over 85% of the fair market value of the shares on the first day of the offering period, whichever is smaller, will be treated as compensation taxable as ordinary income; and

         o the excess of the amount realized upon the sale over the sum of the amount paid for the shares and the amount of ordinary income recognized under the preceding bullet point will be treated as a long-term capital gain.

         In cases in which a participant has held shares for more than two years after the first day of an offering period and more than one year after the purchase date and the sales price is less than the amount paid for the shares, the participant will realize a long-term capital loss. When a participant sells shares purchased under the Purchase Plan less than two years after the first day of the offering period during which the shares were purchased or less than one year after the purchase date, then:

         o the excess of the fair market value on the date of purchase over the amount paid for the shares will be compensation taxable as ordinary income;

         o the excess (deficiency) of the amount realized upon the date of sale over the fair market value on the date of purchase will be a short-term capital gain (loss); and

         o we will be allowed a tax deduction in the amount of ordinary income described in the first bullet point above, if and to the extent such amount is an ordinary and necessary expense and satisfies the test for reasonable compensation.

         Under current law, there is a maximum federal tax rate of 20% for long-term capital gains. The deductibility of capital losses will continue to be subject to limitations.

         The provisions of the Code applicable to employee stock purchase plans and the disposition of shares acquired under a plan are complicated, and the foregoing description of the federal income tax effects is necessarily general in nature. We recommend consultation by each plan participant with his or her own personal tax advisor.

RESTRICTIONS ON ISSUANCE, RESALE AND TRANSFER OF SHARES

         Shares shall not be issued with respect to a stock purchase right unless the exercise of the stock purchase right and the issuance and delivery of the shares complies with all applicable laws. If, in the opinion of counsel for Telenetics an investment representation is required under applicable law, we may require any person exercising a stock purchase right to represent and warrant that the shares subject to the stock purchase right are being acquired only for investment and without any present intention to sell or distribute the shares. Neither contributions credited to a participant's account nor any stock purchase rights or other rights with respect to the exercise of stock purchase rights or rights to receive shares under the Purchase Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any manner (other than by will, by the laws of descent and distribution or to a beneficiary designated under the Purchase Plan).

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the Purchase Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of Telenetics. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt. The board of directors is, however, unaware of any present threat of hostile takeover involving Telenetics.

REQUIRED VOTE OF SHAREHOLDERS AND BOARD RECOMMENDATION

         The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder approval of the Purchase Plan, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. As noted above, the board of directors has approved the Purchase Plan. Shareholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PURCHASE PLAN.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 4)

         The board of directors has selected the independent certified public accounting firm of BDO Seidman, LLP to audit and comment on our financial statements for the fiscal year beginning January 1, 2001, and to conduct whatever audit functions are deemed necessary. BDO Seidman, LLP audited our financial statements for the fiscal year ended December 31, 2000 that were included in Amendment No. 1 to our most recent Annual Report on Form 10-KSB.

         We anticipate that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

REQUIRED VOTE OF SHAREHOLDERS AND BOARD RECOMMENDATION

         Although a vote of shareholders is not required on this proposal, the board of directors is asking our shareholders to approve the appointment of our independent auditors. The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder approval of the appointment, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. If shareholder approval of this proposal is not obtained, the board of directors may reconsider its appointment of independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURES

         On January 20, 1999, George F. Rombach, C.P.A. resigned as the principal accountant of Telenetics. During the fiscal year ended March 31, 1998 and the subsequent interim period preceding the resignation of George F. Rombach, there were no disagreements with Mr. Rombach on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mr. Rombach, would have caused Mr. Rombach to make reference to the subject matter of the disagreement in connection with his report. Mr. Rombach's report on our financial statements for the fiscal year ended March 31, 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         Our decision to accept the resignation of George F. Rombach was approved by our board of directors. The board of directors also approved the engagement of BDO Seidman, LLP as independent certified public accountants for Telenetics and to advise us on accounting matters, effective as of January 20, 1999. Prior to the appointment of BDO Seidman, LLP, we had not consulted with BDO Seidman, LLP regarding the application of accounting principles.

                                  OTHER MATTERS

         The board of directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                                  ANNUAL REPORT

         A copy of Amendment No. 1 to our Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2000 is available without charge to shareholders and may be obtained by writing to Investor Relations Department, Telenetics Corporation, 25111 Arctic Ocean, Lake Forest, California 92630 (telephone number (949) 455-4000)).

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by March 22, 2002, in order to be considered for inclusion in our proxy materials. Such proposals shall be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Telenetics not later than June 5, 2002. If a shareholder fails to so notify us of any such proposal prior to such date, management of Telenetics will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

                                                                       EXHIBIT A

                             TELENETICS CORPORATION

                             2001 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this 2001 Stock Option Plan (the "Plan") of Telenetics Corporation, a California corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants and employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants and employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3. ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee at any time or from time to time.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3; provided, however, that no option shall vest at less than 20% per year over a consecutive five-year period.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
SECTION 8, without shareholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 3,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities that, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option that for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or consultants or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the shareholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sale price (if the Common Stock is then listed as a National Market Issue under the Nasdaq National Market System or is listed on the Nasdaq SmallCap Market or is a last sale reported over-the-counter security) or (2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by Nasdaq or such successor quotation system or the over-the-counter bulletin board; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% shareholder at the date on which the Option is granted as described in
SECTION 8.

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for cause may also include any resignation in anticipation of discharge for cause or resignation accepted by the Company in lieu of a formal discharge for cause.

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or
(ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                  11.5 SHAREHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then,

                           (i) If there is no plan or agreement with respect to
                  the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
                  Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

                  (d) The term "Reorganization" as used in this SECTION 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

                           Any adjustment to any outstanding ISO pursuant to
this SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. The Plan shall become effective as of July 17, 2001 and shall be submitted for approval by holders of the Company's Common Stock.

                  16.2 TERMINATION DATE. Except as to options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on July 17, 2011, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

                                                                       EXHIBIT B

                             TELENETICS CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN

         1. PURPOSE OF THE PLAN. The purpose of this Telenetics Corporation 2001 Employee Stock Purchase Plan (the "Plan") is to provide Eligible Employees with an incentive to advance the best interests of Telenetics Corporation (the "Company") and those Affiliates that may be designated by the Committee, by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

         2. DEFINITIONS. For purposes of this Plan, the following definitions shall apply:

                  (a) "Account" means the bookkeeping account maintained by the Company, or by a record keeper on behalf of the Company, for a Participant pursuant to SECTION 8(a).

                  (b) "Affiliate" means any "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code, and any "subsidiary corporation" of the Company, whether now or hereafter acquired, as defined in Section 424(f) of the Code.

                  (c) "Board of Directors" means the board of directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the committee established by the Company's Board of Directors to administer this Plan pursuant to
         SECTION 3.

                  (f) "Common Stock" means the common stock, no par value per share, of the Company.

                  (g) "Company" means Telenetics Corporation, a California corporation.

                  (h) "Compensation" means the Eligible Employee's annualized rate of salary in effect at any time during the term of this Plan, exclusive of all overtime earnings, shift differentials, bonus payments, performance awards, stock option exercises, stock appreciation rights, restricted stock exercises, auto allowances, tuition reimbursement and all other forms of remuneration not required by the Eligible Employee's employment relationship.

                  (i) "Contributions" means all bookkeeping amounts credited to the Account of a Participant pursuant to SECTION 8(a).

                  (j) "Effective Date" means the date on which the Company's shareholders approve the Plan, which date is anticipated to be August 8, 2001.

                  (k) "Eligible Employees" means all employees of the Company, including without limitation Officers of the Company, or of any Affiliate that has been designated in writing by the Committee as a participating Affiliate. Notwithstanding the foregoing, "Eligible Employee" shall not include: (i) employees customarily employed less than twenty (20) hours weekly; (ii) employees whose customary employment is for not more than five (5) months in any calendar year; and (iii) employees who, immediately after a Stock Purchase Right is granted, would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the shares of the Company or any Affiliate.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
                  stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or is listed on the over-the-counter bulletin board, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on: (A) in the case of the determination of the price per Share of the Shares subject to a Stock Purchase Right, the Grant Date or Exercise Date, as provided in SECTION 9(b) hereof or, if such Grant Date or Exercise Date is not a market trading day, then the last market trading day prior to the Grant Date or Exercise Date, as applicable, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or (B) in all other cases, the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable;

                           (ii) If the Common Stock is regularly quoted by a
                  recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on: (A) in the case of the determination of the price per Share of the Shares subject to a Stock Purchase Right, the Grant Date or Exercise Date, as provided in SECTION 9(b) hereof or, if such Grant Date or Exercise Date is not a market trading day, then the last market trading day prior to the Grant Date or Exercise Date, as applicable, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or (B) in all other cases, the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; and

                           (iii) In the absence of an established market for the
                  Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

                  (o) "Grant Date" means the first day of each Offering Period.

                  (p) "Offering Period" means the six consecutive-month period commencing on each January 1 and July 1 during the term of this Plan and during which time payroll deductions will be made from the Compensation of Eligible Employees who become Participants in the Plan; PROVIDED, HOWEVER, that the initial Offering Period shall be a shortened period that shall commence on September 1, 2001 or such later date as the Committee may designate and end on December 31, 2001.

                  (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (r) "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to SECTION 7.

                  (s) "Plan" means this Telenetics Corporation 2001 Employee Stock Purchase Plan, as amended from time to time.

                  (t) "Securities Act" means the Securities Act of 1933, as amended.

                  (u) "Share" means a share of Common Stock, as adjusted in accordance with SECTION 17 hereof.

                  (v) "Stock Purchase Right" means a right purchase Common Stock granted to a Participant.

                  (w) "Subscription Agreement" means the written agreement filed by an Eligible Employee with the Company pursuant to SECTION 7 to participate in this Plan.

         3. ADMINISTRATION.

                  (a) The Board of Directors shall appoint the Committee, which shall be composed of not less than two members of the Board of Directors. The Board of Directors may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board of Directors may also, at any time or from time to time, assume or change the administration of this Plan.

                  (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. Notwithstanding anything to the contrary contained in this Plan, except as specifically permitted by the Code, all Stock Purchase Rights granted with respect to any Offering Period must give the respective Participants the same rights and privileges. The Committee may delegate ministerial non-discretionary functions to third parties, including Officers of the Company.

                  (c) Any action taken by, or inaction of, the Company, the Board of Directors or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board of Directors or Committee, or Officer of the Company shall be liable for any such action or inaction.

         4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS. The aggregate number of Shares to be made available under this Plan is 500,000 Shares, subject to adjustment pursuant to the terms of SECTION 17. The Shares may be authorized but unissued, or reacquired Common Stock. If a Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of a Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with SECTION 22.

         5. OFFERING PERIODS. During the term of this Plan, the Company will offer Stock Purchase Rights to purchase Shares to all Participants during each Offering Period. Each Stock Purchase Right shall become effective on the Grant Date. The term of each Stock Purchase Right shall be six months and shall end on the Exercise Date. The first Offering Period shall commence after the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with SECTION 22, or, if earlier, until no Shares remain available for Stock Purchase Rights pursuant to SECTION 4.

         6. ELIGIBILITY. Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of SECTION 7 below, and subject to SECTION 12(b) herein.

         7. PARTICIPATION. An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, Subscription Agreements must be filed with the Company PRIOR TO the applicable Grant Date and must set forth the amount or whole percentage of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions each pay period. The Committee may permit Eligible Employees to make separate Contribution elections with respect to the bonus portion of their Compensation, on such terms and conditions as the Committee may prescribe. Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Company's withholding from his or her Compensation the amount of his or her Contributions. Once a Subscription Agreement has become effective for an Offering Period, it will remain effective for subsequent Offering Periods unless the Participant withdraws from participation in the Plan or becomes ineligible to participate; PROVIDED, HOWEVER, that the level of Contributions may be adjusted from time to time pursuant to SECTION 8 of this Plan.

         8. METHOD OF PAYMENT OF CONTRIBUTIONS.

                  (a) The Company shall maintain on its books, or cause to be maintained by a record keeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

                  (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period that coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period that coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this SECTION 8 or until his or her participation terminates pursuant to SECTION 12.

                  (c) A Participant may terminate or withdraw his or her Contributions during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form that shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Company.

                  (d) A Participant may discontinue or otherwise change the level of his or her Contributions (within Plan limits) during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written change in Contributions election that shall be signed by the Participant. Such change shall be effective as soon as administratively practicable after its receipt by the Company. A Participant shall make no more than two elections pursuant to this SECTION 8(d) in any one Offering Period, and any elections in excess of such limit shall be invalid.

         9. GRANT OF STOCK PURCHASE RIGHT.

                  (a) On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted a Stock Purchase Right to purchase a number of Shares. Unless a Participant's Plan participation is terminated as provided in SECTION 12, the Stock Purchase Right automatically shall be exercised on each applicable Exercise Date. The number of Shares subject to the Stock Purchase Right shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the price per Share as determined pursuant to SECTION 9(b) below, disregarding any fractional Shares.

                  (b) The price per Share of the Shares subject to a Stock Purchase Right shall be the lesser of: (i) 85% of the Fair Market Value of a Share of Common Stock on the applicable Grant Date; or (ii) 85% of the Fair Market Value of a Share of Common Stock on the applicable Exercise Date.

                  (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Stock Purchase Right or other right to purchase Shares under this Plan to the extent: (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or any Affiliate, or (ii) such Stock Purchase Right causes such individual to have rights to purchase stock under this Plan and any other plan of the Company or any Affiliate, where such rights are treated as being qualified under
         Section 423 of the Code, which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Company or of an Affiliate (determined at the time the Stock Purchase Right is granted) for each calendar year in which such Stock Purchase Right is outstanding at any time. For this purpose, a right to purchase Shares accrues when any part of such Stock Purchase Right first becomes exercisable during the calendar year. The right to purchase stock that has accrued under one Stock Purchase Right granted pursuant to this Plan may not be carried over to any other Stock Purchase Right. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

         10. EXERCISE OF STOCK PURCHASE RIGHT. Unless a Participant's Plan participation is terminated as provided in SECTION 12, his or her Stock Purchase Right for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such Stock Purchase Right shall be purchased at the applicable price with the balance of such Participant's Account. No fractional Shares may be purchased under the Plan. If any amount that is not sufficient to purchase a whole Share remains in a Participant's Account after the exercise of his or her Stock Purchase Right on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or
(ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such Exercise Date. If a Participant is limited in the number of Shares the Participant may purchase in any Offering Period, any amount remaining in the Participant's Account on the applicable Exercise Date that is sufficient to purchase one or more whole Shares will be refunded to such Participant without interest after the end of the Offering Period.

         11. DELIVERY. As soon as administratively practicable after the Exercise Date, the Company shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Stock Purchase Right. The Company may make available an alternative arrangement for delivery of Shares to a record-keeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such record-keeping service. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority that counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

         12. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS.

                  (a) Upon a Participant's termination from employment with the Company or any Affiliate for any reason, including without limitation, retirement, death, voluntary or involuntary leave of absence (except as otherwise provided in this paragraph), or in the event that a Participant is no longer an Eligible Employee, or if the Participant elects to terminate Contributions pursuant to SECTION 8(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under SECTION 13, and such Participant's Stock Purchase Right for that Offering Period shall be automatically terminated. For this purpose, an Eligible Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of maternity leave or other approved medical leaves of absence, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (b) A Participant who has terminated or withdrawn from participation in the Plan pursuant to SECTION 8(c) hereof at least thirty (30) days prior to the Exercise Date of an Offering Period shall be excluded from participation in the Plan for the remainder of that Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant who has terminated or withdrawn from participation in the Plan pursuant to
         SECTION 8(c) hereof less than thirty (30) days prior to the Exercise Date of an Offering Period shall be excluded from participation in the Plan for the remainder of that Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a participant for a subsequent Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement, and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

         13. DESIGNATION OF BENEFICIARY.

                  (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Company receives notice of such Participant's death, and any outstanding unexercised Stock Purchase Right shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in SECTION 13(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant's death, and such Participant's Stock Purchase Right shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

                  (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         14. TRANSFERABILITY.

                  (a) Neither Contributions credited to a Participant's Account nor any Stock Purchase Rights or rights with respect to the exercise of Stock Purchase Rights or rights to receive Shares under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner (other than by will, the laws of descent and distribution, or as provided in SECTION 13) by the Participant. Stock Purchase Rights may be exercised, during the lifetime of the Participant, only by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect, and all amounts shall be paid and all Shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to SECTION 13.

                  (b) If determined by the Committee to be appropriate, the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by applicable state or federal laws or are otherwise deemed appropriate by the Committee:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHE-CATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THERE-WITH.

                  (c) In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records. Neither the Company nor its transfer agent, if any, shall be required to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Plan or to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         15. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of a Stock Purchase Right unless the exercise of such Stock Purchase Right and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition precedent to the exercise of any Stock Purchase Right, the Company may require any person exercising such Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. USE OF FUNDS; INTEREST. All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.

         17. ADJUSTMENTS OF AND CHANGES IN THE SHARES. In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, or the number or kind of securities that may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution or enlargement of rights granted to, or available for, Eligible Employees under this Plan.

         18. PLAN CONSTRUCTION.

                  (a) It is the intent of the Company that transactions in and affecting Stock Purchase Rights in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 of the Exchange Act to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (b) This Plan and Stock Purchase Rights issuable hereunder are intended to qualify under Section 423 of the Code.

                  (c) If any provision of this Plan or of any Stock Purchase Right would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

         19. EMPLOYEES' RIGHTS. Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant.

         20. RIGHTS AS A SHAREHOLDER. No Participant shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Stock Purchase Right. The Company shall issue (or cause to be issued) such Shares promptly after the Stock Purchase Right is exercised. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Company and any Participant.

         21. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         22. EFFECTIVENESS; AMENDMENT; TERMINATION OF PLAN.

                  (a) The Plan shall be effective as of the Effective Date, and shall continue in effect until July 1, 2011 unless sooner terminated pursuant to this SECTION 22. No new Offering Periods shall commence on or after July 1, 2011.

                  (b) The Board of Directors may amend, modify or terminate this Plan at any time without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by
         SECTION 423 of the Code or other applicable law, or otherwise deemed necessary or advisable by the Board of Directors. No amendment, modification, or termination pursuant to this SECTION 22(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Company under any Stock Purchase Right granted under this Plan prior to the effective date of such change. Changes contemplated by SECTION 17 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Affiliates whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring shareholder approval. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Stock Purchase Rights granted under the Plan prior to the date of such termination.

         23. NOTICES. All notices or other communications by a Participant to the Company contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

         24. MISCELLANEOUS.

                  (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                  (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

                  (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company: (i) to establish any other forms of incentives or compensation for employees of the Company, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

                  (d) The Company shall provide to each Participant in the Plan, not less frequently than annually during the period such Participant has Stock Purchase Rights outstanding and during any period such individual owns Shares of Common Stock, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                  PROXY FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

                             TELENETICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Telenetics Corporation (the "Company") hereby constitutes and appoints Shala Shashani, with the power to appoint her substitution, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2001 Annual Meeting of Shareholders of the Company to be held at 25111 Arctic Ocean, Lake Forest, California 92630 on August 8, 2001, at 9:30 a.m. local time, and at any adjournment thereof, upon the following:

1. To consider and vote upon a proposal to adopt the Company's 2001 Stock Option Plan.

            [ ]  FOR approval         [ ]  AGAINST approval         [ ]  ABSTAIN

2. To consider and vote upon a proposal to adopt the Company's 2001 Employee Stock Purchase Plan.

            [ ]  FOR approval         [ ]  AGAINST approval         [ ]  ABSTAIN

3.       To elect six directors as follows:

          [ ]  FOR all nominees listed below, except  [ ]  WITHHOLD AUTHORITY to
               as marked to the contrary below             vote for all nominees
                                                           listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

                 Shala Shashani        Bradley L. Jacobs        Michael Armani
                 H. George Levy        Thomas Povinelli         Robert Schroeder

4. To consider and vote upon a proposal to ratify the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the fiscal year beginning January 1, 2001.

            [ ]  FOR approval         [ ]  AGAINST approval         [ ]  ABSTAIN

5. To vote in her or his discretion on such other business as may properly come before the meeting, or any adjournment thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

         Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         DATED:

                                         ---------------------------------------
                                         (Signature of Shareholder(s))

                                         ---------------------------------------
                                         (Print Name(s) Here)

                                         [ ] PLEASE CHECK IF YOU ARE PLANNING
                                               TO ATTEND THE ANNUAL MEETING.

                                       2